Exhibit 99.1

Editorial contacts Kate Holderness, HP +1 650 236 1024 kate.holderness@hp.com www.hp.com/go/newsroom Tonya Chin, Aruba +1 408 598 4924 tchin@arubanetworks.com http://ir.arubanetworks.com/	Hewlett-Packard Company 3000 Hanover Street Palo Alto, CA 94304 hp.com

News Release

HP to Acquire Aruba Networks to Create an Industry Leader in Enterprise Mobility

Deal combines Aruba Networks’ leadership in wireless mobility solutions with HP’s strength in wired switching

Positions HP to accelerate enterprise transition to converged campus network

PALO ALTO, Calif. and SUNNYVALE, Calif., Mar. 2, 2015 — HP (NYSE:HPQ) and Aruba Networks (NASDAQ:ARUN) today announced a definitive agreement for HP to acquire Aruba, a leading provider of next-generation network access solutions for the mobile enterprise, for $24.67 per share in cash. The equity value of the transaction is approximately $3.0 billion, and net of cash and debt approximately $2.7 billion.  Both companies’ boards of directors have approved the deal.

Aruba is a Sunnyvale-based industry leader in wireless networking with approximately 1,800 employees.  The company had revenues of $729 million in fiscal 2014, and has reported compound annual revenue growth of 30 percent over the last five years.

Aruba boasts a highly regarded innovation engine and specialized sales, marketing and channel model, complementing HP’s leading networking business and go-to-market breadth.  Together, HP and Aruba will deliver next-generation converged campus solutions, leveraging the strong Aruba brand.  This new combined organization will be led by Aruba’s Chief Executive Officer Dominic Orr, and Chief Strategy and Technology Officer, Keerti Melkote, reporting to Antonio Neri, leader of HP Enterprise Group.  With this move, HP will be uniquely positioned to deliver both the innovation and global delivery and services offerings to meet customer needs worldwide.

With the shift to mobile, enterprise networking needs are exceeding the capabilities of legacy infrastructure.  At the same time, organizations are shifting rapidly to mobility-centric workplaces for their employees, guests, customers and students. The next-generation 802.11ac Wi-Fi standard is critical in enabling this trend. This new technology will support the faster speeds and access to cloud applications that end-users expect.  Enterprises need comprehensive, integrated and secure networking solutions to help them transition legacy systems to the wireless edge.  Today’s announcement directly addresses these market trends.

“Enterprises are facing a mobile-first world and are looking for solutions that help them transition legacy investments to the new style of IT,” said Meg Whitman, Chairman, President and Chief Executive Officer of HP.  “By combining Aruba’s world-class wireless mobility solutions with HP’s leading switching portfolio, HP will offer the simplest, most secure networking solutions to help enterprises easily deploy next-generation mobile networks.”

“Together with HP, we have a tremendous opportunity to become an even greater force in enterprise mobility and networking,” said Mr. Orr.  “This transaction brings together Aruba’s best-of-breed mobility hardware and software solutions with HP’s leading switching portfolio.  In addition, Aruba’s channel partners will have the opportunity to expand their businesses with HP offerings.  Together, we will build on Aruba’s proven ‘customer first, customer last’ culture, creating an innovative, agile networking leader ideally positioned to solve our customers’ most pressing mobility, security and networking challenges.”

HP and Aruba believe that by combining complementary product portfolios and go-to-market approaches they will be able to accelerate revenue growth and strengthen the financial performance of the combined HP Networking business, and create a leading competitor in the $18 billion and growing campus networking sector.  Overall, HP expects the acquisition to be accretive to earnings in the first full year following close.

The transaction is expected to close in the second half of HP’s fiscal year 2015, subject to Aruba stockholder approval, regulatory approvals in the US and other countries as well as other customary closing conditions.

About HP

HP creates new possibilities for technology to have a meaningful impact on people, businesses, governments and society. With the broadest technology portfolio spanning printing, personal systems, software, services and IT infrastructure, HP delivers solutions for customers’ most complex challenges in every region of the world.  More information about HP is available at http://www.hp.com.

About Aruba Networks, Inc.

Aruba is a leading provider of next-generation network access solutions for the mobile enterprise. Aruba designs and delivers Mobility-Defined Networks that empower IT departments and #GenMobile, a new generation of tech-savvy users who rely on their mobile devices for every aspect of work and personal communication. To create a mobility experience that #GenMobile and IT can rely upon, Aruba Mobility-Defined Networks™ automate infrastructure-wide performance optimization and trigger security actions that used to require manual IT intervention. The results are dramatically improved productivity and lower operational costs. Listed on the NASDAQ and Russell 2000® Index, Aruba is based in Sunnyvale, California, and has operations throughout the Americas, Europe, Middle East, Africa and Asia Pacific regions.

Additional Information and Where to Find It

In connection with the transaction, Aruba intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A.  Promptly after filing its definitive proxy statement with the SEC, Aruba will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction.  INVESTORS AND SECURITY HOLDERS OF ARUBA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ARUBA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARUBA AND THE TRANSACTION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Aruba with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of Aruba’s website (http://www.arubanetworks.com).

Participants in the Solicitation

Aruba and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Aruba’s stockholders with respect to the transaction.  Information about Aruba’s directors and executive officers and their ownership of  Aruba’s common stock is set forth in Aruba’s proxy statement on Schedule 14A filed with the SEC on October 24, 2014.  Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries or Aruba and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction;  statements of the plans, strategies and objectives of HP and Aruba for future operations, including, solely in the case of HP, the separation transaction; the future performance of Hewlett-Packard Enterprise and HP Inc. if the separation is completed; any statements concerning expected development, performance, market share or competitive performance relating to products and services of either HP or Aruba; any statements regarding anticipated operational and financial results; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing of either HP or Aruba. Risks, uncertainties and assumptions include the need to address the many challenges facing HP’s and Aruba’s businesses; the competitive pressures faced by HP’s and Aruba’s businesses; risks associated with executing HP’s and Aruba’s strategies, including, solely in the case of HP, the planned separation transaction, and plans for future operations and investments; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of HP’s and Aruba’s products and services effectively; the protection of HP’s and Aruba’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s and Aruba’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and Aruba and each of their suppliers, customers, clients and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the execution, timing and results of restructuring plans, including estimates and assumptions related to the cost and the anticipated benefits of implementing those plans; the execution, timing and results of, solely in the case of HP, the separation transaction or restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of implementing the separation transaction and restructuring plans; the resolution of pending investigations, claims and disputes; the other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014, and HP’s other filings with the Securities and Exchange Commission; and the other risks that are described in Aruba’s Annual Report on Form 10-K for the fiscal year ended July 31, 2014, Aruba’s Quarterly Report on Form 10-Q for the fiscal quarter ending October 31, 2014 and Aruba’s other filings with the Securities and Exchange Commission. Each of HP and Aruba assumes no obligation and does not intend to update these forward-looking statements.

© 2015 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. The only warranties for HP products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP shall not be liable for technical or editorial errors or omissions contained herein.